
American Growth
Fund, Inc.
Series One
Class A AMRAX - Class B AMRBX
Class C AMRCX - Class D AMRGX
Summary Prospectus -
March 30, 2017

American Growth Fund Series One (the "Fund") is managed using a growth style of investing.

Before you invest, you may want to review the Fund's prospectus, which contains more information about the Fund and its risks. You can find the Fund's prospectus and other information about the Fund online at http://www.americangrowthfund.com/agfs1/registration-1.htm. You can also get this information at no cost by calling 800-525-2406 or by sending an e-mail request to reception@americangrowthfund.com.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus, and any representation to the contrary is a criminal offense.

Fee Table

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the American Growth Fund. More information about these and other discounts is available from your financial professional and in How to Reduce your Sales Charge, page 11 of the Fund's Statutory Prospectus and under Distribution of Fund Shares, Page 15 of the Fund's statement of additional information.

	Class A	Class B	Class C	Class D
SHAREHOLDER FEES: (fees paid directly from your investment)				
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.75%	None	None	5.75%
Maximum deferred sales charge (load) as a percentage of original purchase price or redemption proceeds, whichever is lower	None(a)	5% (b)	1% (c)	None(a)
Maximum sales charge (load) imposed on reinvested dividends	None	None	None	None
Redemption Fees	None	None	None	None
Exchange Fee	None	None	None	None
Maximum Account Fee	None	None	None	None
Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment) ended July 31, 2016:				
Management Fees	1.00%	1.00%	1.00%	1.00%
Distribution and Service (12b-1) fees	0.30%	1.00%	1.00%	None
Other Expenses	4.83%	4.82%	4.82%	4.83%
Total Annual Fund Operating Expenses	6.13%	6.82%	6.82%	5.83%

(a) Purchases of Class A and Class D shares in amounts of $1,000,000 or more which are not subject to an initial sales charge generally will be subject to a contingent deferred sales charge of 1.0% of amounts redeemed within the first year of purchase.
(b) Contingent Deferred Sales Charge for the 1st 2 years is 5%, 3rd & 4th years - 4%, 5th yr. - 3%, 6th yr. - 2%, 7th yr. - 1%.
(c) For one year.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Seven years after the date of purchase, Class C Shares automatically convert to Class A Shares. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$1,149	$2,279	$3,383	$6,036
Class B	$1,176	$2,391	$3,558	$6,230
Class C	$776	$1,991	$3,258	$6,230
Class D	$1,122	$2,203	$3,266	$5,847
You would pay the following expenses if you did not redeem your shares:				
Class A	$1,149	$2,279	$3,383	$6,036
Class B	$676	$1,991	$3,258	$6,230
Class C	$676	$1,991	$3,258	$6,230
Class D	$1,122	$2,203	$3,266	$5,847

Risk/Return Bar Chart and Table

The bar chart and table are intended to provide you with an indication of the risks of investing in the Fund by showing changes in performance from year to year and by showing how the Fund´s average annual returns for Class D shares for 1, 5 and 10 years compare to those of the Standard and Poors 500 total return. Past performance, before and after taxes, is not predictive of future performance. Sales load and account fees are not reflected in the chart. If the sales load and account fees were included, the returns would be less than those that are shown. Updated performance information for the Fund is available at the Fund´s web site (www.americangrowthfund.com) or toll free telephone number (800) 525-2406.


40.00%
30.00%
20.00%
10.00%
0.00%
-10.00%
-20.00%
-30.00%
-40.00%
-50.00%
4.16%
-8.60%
-37.67%
17.58%
-8.72%
-10.03%
11.96%
27.74%
0.67%
-7.58%
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015

Best calendar quarter 09/09 22.12%. Worst calendar quarter 09/11 -21.45%. Year to date performance for the period ended 10/31/16 was 3.65%.

For the periods ended December 31, 2015	One Year	Five Years	Ten Years
Class A Return before taxes	-7.96%	8.47%	2.34%
Class B Return before	-7.58%	8.69%	2.79%*

taxes			
Class C Return before taxes	-3.23%	8.94%	2.23%
Class D Return before taxes	-7.58%	8.72%	2.68%
Class D Return after taxes on Distributions	-7.58%	8.72%	2.68%
Class D Return after taxes on Distributions and Sale of Fund Shares	-7.58%	8.72%	2.68%
Standard and Poors 500	1.39%	12.57%	7.31%

* After seven years Class B Shares convert to Class A Shares. The ten year return for Class B reflects the first seven year returns for Class B and the remaining 3 years as Class A.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes;
Actual after-tax returns depend on an investor´s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts;
After-tax returns are shown for only Class D and after-tax returns for other Classes will vary.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary´s Web site for more information.